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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 10, 2004

                           ALLIS-CHALMERS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                        1-2199
(STATE OR OTHER JURISDICTION                         (COMMISSION FILE NUMBER)
      OF INCORPORATION)

                                   39-0126090
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

                           5075 WESTHEIMER, SUITE 890
                              HOUSTON, TEXAS 77056
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

         REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE: 713-369-0550


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange ct (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Section 1 - Registrant's Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement

The registrant entered into a Purchase Agreement on December 10, 2004 to acquire all the equity interests of Downhole Injection Systems, LLC ("DIS") from an investor group in Midland, Texas (65%) and Chevron USA, Inc. (35%) for approximately $1.1 million in cash, 508,466 shares of registrants Common Stock and payment or assumption of $950,000 of DIS debt. DIS is headquartered in Midland, Texas and provides solutions to downhole chemical treating problems through the installation of small diameter, stainless steel coiled tubing into producing oil and gas wells.

The acquisition of DIS by the registrant is not deemed to involve a significant amount of assets or a business that is significant. A copy of the Purchase Agreement is attached hereto as Exhibit 10.63.

Item 3.02 - Unregistered Sales of Equity Securities:

(a) The registrant has agreed to issue 508,466 shares of Common Stock, $.01 par value, to the owners of Downhole Injection Systems, as described in Item 1.01 of this report. The registrant will issue the shares of Common Stock in reliance on Regulation D promulgated under the Securities Act and obtained representations from the owners of DIS which included representations as to their status as "accredited investors" as that term is defined in Regulation D.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

10.63 Purchase Agreement and related agreements by and among Allis-Chalmers Corporation, Chrevron USA, Inc., Dale Redman and others dated December 10, 2004.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         ALLIS-CHALMERS CORPORATION

                                         By: /s/ Munawar H. Hidayatallah
                                             ----------------------------
                                             Munawar H. Hidayatallah
                                             Chief Executive
                                             Officer and Chairman

Date: December 15, 2004


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Exhibit Index

Exhibit No.                Description
-----------------------    -----------------------------------------------------
10.64                      Purchase Agreement and related agreements by and
                           among Allis-Chalmers Corporation, Chrevron USA, Inc.,
                           Dale Redman and others dated December 10, 2004.